Exhibit 99.1

FOR IMMEDIATE RELEASE:

July 9, 2019

Contact:

Jim Harrison

205-582-1090

jharrison@firstusbank.com

BIRMINGHAM-BASED FIRST US BANK EXPANDS, OPENS LOAN PRODUCTION OFFICE IN CHATTANOOGA AREA

Banking veteran Steven Thompson tapped to lead office as Commercial Lender

BIRMINGHAM, AL – July 9, 2019 – First US Bancshares, Inc. (Nasdaq: FUSB) (the “Company”) announced today the opening of a loan production office in the Chattanooga, Tennessee area through its banking subsidiary, First US Bank (the “Bank”). The Bank recently applied for and received regulatory approval to open the new office at 6011 Chesterton Way, Suite 109, Ooltewah, Tennessee in Cambridge Square. Chattanooga banking veteran Steven Thompson will lead the Bank’s commercial lending efforts in the market as Senior Vice President, Commercial Lender.

James F. House, President and CEO of the Company and the Bank, commented, “We are excited about the opportunity to be a part of the vibrant Chattanooga community, and we are pleased to have Steven join our team. Steven has a strong background in commercial real estate lending, and he has extensive business relationships in the Chattanooga area. His background and skills complement First US Bank’s commitment to expanding and developing our presence in southeastern Tennessee.”

For the past 12 years, Thompson has served the Chattanooga community through commercial lending and leadership roles at several regional banks. Thompson is a graduate of Lee University, where he received a degree in Business Administration.

About First US Bancshares, Inc.

First US Bancshares, Inc. is a bank holding company that operates banking offices in Alabama, Tennessee and Virginia through First US Bank. In addition, the Company’s operations include Acceptance Loan Company, Inc., a consumer loan company (“ALC”), and FUSB Reinsurance, Inc., an underwriter of credit life and credit accident and health insurance policies sold to the Bank’s and ALC’s consumer loan customers. The Company files periodic reports with the U.S. Securities and Exchange Commission (the “SEC”). Copies of its filings may be obtained through the SEC’s website at www.sec.gov or at www.firstusbank.com. More information about the Company and the Bank may be obtained at www.firstusbank.com. The Company’s stock is traded on the Nasdaq Capital Market under the symbol “FUSB.”

Forward-Looking Statements

This press release contains forward-looking statements, as defined by federal securities laws. Statements contained in this press release that are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. The Company undertakes no obligation to update these statements following the date of this press release, except as required by law. In addition, the Company, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of the Company’s senior management based upon current information and involve a number of risks and uncertainties. Certain factors that could affect the accuracy of such forward-looking statements are identified in the public filings made by the Company with the SEC, and forward-looking statements contained in this press release or in other public statements of the Company or its senior management should be considered in light of those factors. Specifically, with respect to statements relating to the sufficiency of the allowance for loan and lease losses, loan demand, cash flows, growth and earnings potential and expansion, these factors include, but are not limited to, the rate of growth (or lack thereof) in the economy generally and in the Bank’s and ALC’s service areas, market conditions and investment returns, the availability of quality loans in the Bank’s and ALC’s service areas, the relative strength and weakness in the consumer and commercial credit sectors and in the real estate markets and collateral values. With respect to statements relating to the Company’s acquisition of The Peoples Bank, these factors include, but are not limited to, difficulties, delays and unanticipated costs in integrating the organizations’ businesses or realized expected cost savings and other benefits; business disruptions as a result of the integration of the organizations, including possible loss of customers; diversion of management time to address acquisition-related issues; and changes in asset quality and credit risk as a result of the acquisition. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

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